PRUDENTIAL INVESTMENT PORTFOLIOS 6

PGIM California Muni Income Fund

(the "Fund")

Supplement dated March 6, 2020 to the Currently Effective

Summary Prospectus, Prospectus and Statement of Additional Information (SAI) of the Fund

This supplement should be read in conjunction with your Summary Prospectus, Statutory Prospectus and Statement of Additional Information, be retained for future reference and is in addition to any existing Fund supplements.

Effective on or about April 1, 2020, the Board of Trustees (the "Board") of Prudential Investment Portfolios 6 approved certain changes to the Fund's investment strategies, expense limitations, performance benchmarks and management and subadvisory fee schedules. As a result, the Fund's Summary Prospectus, Prospectus and

Statement of Additional Information are amended as set forth below:

Enhancements to Fund's Contractual Expense Limitations

The table in the section of the Summary Prospectus and Prospectus entitled "Fund Fees and Expenses – Annual Fund Operating Expenses" and the section of the Summary Prospectus and Prospectus entitled "Fund Fees and Expenses – Example" is deleted in its entirety and replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Class Z	Class R6
Management fees	0.38%	0.38%	0.38%	0.38%	0.38%
Distribution and service (12b-1) fees	0.25%	0.50%	1.00%	None	None
Other expenses	0.16%	0.93%	0.22%	0.20%	0.45%
Total annual Fund operating expenses	0.79%	1.81%	1.60%	0.58%	0.83%
Fee waiver and/or expense reimbursement	(0.10%)	(0.40%)	(0.10%)	(0.19%)	(0.45%)
Total annual Fund operating expenses after fee
waiver and/or expense reimbursement(1)	0.69%	1.41%	1.50%	0.39%	0.38%

(1)PGIM Investments LLC (PGIM Investments) has contractually agreed, through December 31, 2021, to limit Total Annual Fund Operating Expenses after fee waivers and/or expense reimbursements to 1.41% of average daily net assets for Class B shares, 0.39% of average daily net assets for Class Z shares, and 0.38% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Where applicable, PGIM Investments agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, Total Annual Fund Operating Expenses for Class R6 shares will not exceed Total Annual Fund Operating Expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by PGIM Investments may be recouped by PGIM Investments within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This waiver may not be terminated prior to December 31, 2021 without the prior approval of the Fund's Board of Trustees.

Example. The following hypothetical example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year, that the Fund's operating expenses remain the same (except that fee waivers or reimbursements, if any, are only reflected in the 1-Year figures) and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

		If Shares Are Redeemed				If Shares Are Not Redeemed
		3	5	10		3	5
Share Class	1 Year	Years	Years	Years	1 Year	Years	Years	10 Years

Class A	$393	$559	$740	$1,262	$393	$559	$740	$1,262

Class B	$644	$831	$1,043	$1,697	$144	$531	$943	$1,697

Class C	$253	$495	$861	$1,892	$153	$495	$861	$1,892

Class Z	$40	$167	$305	$708	$40	$167	$305	$708

Class R6	$39	$220	$416	$984	$39	$220	$416	$984

Change in the Fund's Investment Strategies

The section of the Summary Prospectus and Prospectus entitled "Investments, Risks and Performance – Principal Investment Strategies" is deleted in its entirety and replaced with the following:

Principal Investment Strategies. The Fund invests primarily in California state and local municipal bonds, which are debt obligations or fixed income securities, including notes, commercial paper and other securities, as well as obligations of other issuers (such as issuers located in Puerto Rico, the Virgin Islands and Guam) that pay interest income that is exempt from California state and federal income taxes (collectively called "California obligations"). In conjunction with the Fund's investment objective, the Fund may invest in debt obligations with the potential for capital gain. The Fund may invest in California obligations, the interest and/or principal payments on which are insured by bond insurers or other parties.

As a fundamental policy of the Fund, the Fund invests, under normal circumstances, so that at least 80% of the income from the Fund's investments will be exempt from California state and federal income taxes or the Fund will invest at least 80% of its investable assets in California obligations. The Fund's investments permitted by this policy may include certain municipal bonds, the interest on which is subject to the federal alternative minimum tax (AMT). The term "investable assets" refers to the Fund's net assets plus any borrowings for investment purposes. The Fund's investable assets will be less than its total assets to the extent that it has borrowed money for non-investment purposes, such as to meet anticipated redemptions.

The Fund, under normal conditions, invests at least 70% of its investable assets in "investment grade" municipal debt obligations. Investment grade municipal debt obligations are bonds rated Baa3 or higher by Moody's Investors Service, Inc. (Moody's), or BBB- or higher by S&P Global Ratings (S&P), or comparably rated by another nationally recognized statistical rating organization (NRSRO), and unrated debt obligations that the subadviser believes are comparable in quality. The Fund, under normal conditions, may also invest up to 30% of its investable assets in high yield municipal debt obligations or junk bonds. High yield or junk bonds are rated below Baa3 by Moody's and below BBB- by S&P, or comparably rated by another NRSRO, and are considered speculative.

Although the Fund may invest in instruments of any duration or maturity, the Fund, under normal conditions, seeks to maintain a weighted average portfolio duration of six years or less. The Fund's weighted average portfolio duration, however, may be longer at any time or from time to time depending on market conditions.

In managing the Fund's assets, the subadviser uses a combination of top-down economic analysis and bottom-up research in conjunction with proprietary quantitative models and risk management systems. In the top-down economic analysis, the subadviser develops views on economic, policy and market trends. In its bottom-up research, the subadviser develops an internal rating and outlook on issuers. The rating and outlook are determined based on a thorough review of the financial health and trends of the issuer. The subadviser may also consider investment factors such as expected total return, yield, spread and potential for price appreciation as well as credit quality, maturity and risk.

Change in the Fund's Performance Benchmarks

The introductory paragraphs in the section of the Summary Prospectus and Prospectus entitled "Performance" are deleted in their entirety and replaced with the following:

Performance. The following bar chart shows the Fund's performance for Class Z shares for each full calendar year of operations or for the last 10 calendar years, whichever is shorter. The following table shows the Fund's average annual returns and also compares the Fund's performance with the average annual total returns of an index or other benchmark. The bar chart and table demonstrate the risk of investing in the Fund by showing how returns can change from year to year.

The Fund's total returns prior to April 1, 2020 as reflected in the bar chart and the table are the returns of the Fund when it followed different investment strategies. The table compares the Fund's performance to that of the Bloomberg Barclays Municipal Bond Index and the Bloomberg Barclays California Municipal Bond Index. Effective as of April 1, 2020, the Bloomberg Barclays California 1-15 Year Municipal Intermediate Index replaced the Bloomberg Barclays Municipal Bond Index and the Bloomberg Barclays California Municipal Bond Index as the performance benchmark against which the Fund measures its performance. Fund management believes that the Bloomberg Barclays California 1-15 Year Municipal Intermediate Index is more relevant to the Fund's new investment strategies.

Past performance (before and after taxes) does not mean that the Fund will achieve similar results in the future. Updated Fund performance information is available online at www.pgiminvestments.com.

The section of the Statutory Prospectus entitled "Glossary" is updated to include the following:

Bloomberg Barclays California 1-15 Year Municipal Intermediate Index. The Bloomberg Barclays U.S. Municipal Index covers the USD-denominated long-term tax exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and prerefunded bonds. The California 1-15 index contains bonds with maturities between 1 and 15 years issued by municipalities in California. Index returns do not include the effect of any sales charges, mutual fund operating expenses or taxes. These returns would be lower if they included the effect of sales charges, mutual fund operating expenses or taxes.

The section of the Statutory Prospectus entitled "More About the Fund's Principal and Non-Principal Investment Strategies, Investments and Risks—Investments and Investment Strategies" is deleted in its entirety and replaced with the following:

INVESTMENTS AND INVESTMENT STRATEGIES

The Fund's investment objective is to maximize current income that is exempt from California state and federal income taxes, consistent with the preservation of capital. In conjunction with its investment objective, the Fund may invest in debt obligations with the potential for capital gain.

In pursuing its objective, the Fund invests primarily in California obligations, including California state and local municipal bonds, as well as obligations of other issuers (such as issuers located in Puerto Rico, the Virgin Islands and Guam) that pay interest income that is exempt from California state and federal income taxes. As a fundamental policy of the Fund, the Fund invests, under normal circumstances, so that at least 80% of the income from the Fund's investments will be exempt from those taxes or the Fund will have at least 80% of its investable assets invested in California obligations. The Fund, however, may hold certain private activity bonds, which are municipal bonds, the interest on which is subject to the federal alternative minimum tax (AMT). See "Fund Distributions and Tax Issues—Distributions."

Municipal Bonds

States and municipalities issue bonds in order to borrow money to finance a project. You can think of bonds as loans that investors make to the state, local government or other issuer. The government gets the cash needed to complete the project and investors earn income on their investment.

In managing the Fund's assets, the subadviser uses a combination of top-down economic analysis and bottom-up research in conjunction with proprietary quantitative models and risk management systems. In the top-down economic analysis, the subadviser develops views on economic, policy and market trends by continually evaluating economic data that affect the movement of markets and securities prices. This top-down macroeconomic analysis is integrated into the subadviser's bottom-up research which informs security selection. In its bottom-up research, the subadviser develops an internal rating and outlook on issuers. The rating and outlook is determined based on a thorough review of the financial health and trends of the issuer, which include a review of the composition of revenue, profitability, cash flow margin, and leverage.

The subadviser may also consider investment factors such as expected total return, yield, spread and potential for price appreciation as well as credit quality, maturity and risk.

The subadviser may also utilize proprietary quantitative tools to support relative value trading and asset allocation for portfolio management as well as various risk models to support risk management.

Municipal bonds include general obligation bonds and revenue bonds. General obligation bonds are obligations supported by the credit of an issuer that has the power to tax and are payable from that issuer's general revenues and not from any specific source. Revenue bonds, on the other hand, are payable from revenues derived from a particular source or project. The subadviser may also invest in obligations the interest and/or principal payments on which are insured by bond insurers or other parties. Generally, the yields on insured bonds are lower than the yields on uninsured bonds of comparable quality.

The Fund, under normal conditions, invests at least 70% of its investable assets in "investment grade" municipal debt obligations. Investment grade municipal debt obligations are bonds rated Baa3 or higher by Moody's Investors Service, Inc. (Moody's), or BBB- or higher by S&P Global Ratings (S&P), or comparably rated by another nationally recognized statistical rating organization (NRSRO), and unrated debt obligations that the subadviser believes are comparable in quality.

The Fund, under normal conditions, may also invest up to 30% of its investable assets in high yield municipal debt obligations or junk bonds. High yield or junk bonds are rated below Baa3 by Moody's or below BBB- by S&P, or comparably rated by another NRSRO, and are considered speculative.

In the event that a security receives different ratings from different NRSROs, the Fund will treat the security as being rated in the highest rating category received from an NRSRO.

A rating is an assessment of the likelihood of the timely payment of debt (with respect to a municipal bond) or claims (with respect to an insurer of a municipal bond), and can be useful when comparing different municipal bonds. These ratings are not a guarantee of quality. The opinions of the rating agencies do not reflect market risk and they may, at times, lag behind the current financial condition of an issuer or insurer. An investor can evaluate the expected likelihood of default by an issuer or an insurer by looking at its ratings as compared to another similar issuer or insurer. If the rating of a debt obligation is downgraded after the Fund purchases it (or if the debt obligation is no longer rated), the Fund will not have to sell the obligation, but we will take this into consideration in deciding whether the Fund should continue to hold the obligation. A description of bond ratings is contained in the SAI.

In determining which securities to buy and sell, the subadviser considers, among other things, fundamental research, yield, maturity, issue, and expectations regarding economic and political developments, including movements in interest rates and demand for municipal bonds. The subadviser will attempt to anticipate interest rate movements and will purchase and sell municipal bonds accordingly. The subadviser will also consider claims-paying ability with respect to insurers of municipal bonds. The subadviser will also seek to take advantage of differentials in yields with respect to securities with similar credit ratings and maturities, but which vary according to the purpose for which they were issued, as well as securities issued for similar purposes with similar maturities, but which vary according to ratings.

Although the Fund may invest in instruments of any duration or maturity, the Fund, under normal conditions, seeks to maintain a weighted average portfolio duration of six years or less. The Fund's weighted average portfolio duration, however, may be longer at any time or from time to time depending on market conditions.

Duration is a measure of the sensitivity of the price of a security to changes in interest rates. Duration is a mathematical calculation of the average life of a debt security (or portfolio of debt securities) that serves as a measure of its price risk. In general, each year of duration represents an expected 1% change in the value for every 1% immediate change in interest rates. For example, if a portfolio of fixed income securities has an average duration of six years, its value can be expected to fall about 6% if interest rates rise by 1%.

Conversely, the portfolio's value can be expected to rise about 6% if interest rates fall by 1%. As a result, prices of securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations.

The Fund's investment objective and policy of investing so that at least 80% of the income from the Fund's investments will be exempt from California state and federal income taxes or at least 80% of its investable assets will be invested in California obligations are fundamental policies that cannot be changed without shareholder approval. The Fund's Board can change investment policies of the Fund that are not fundamental without shareholder approval.

The tables in the Statutory Prospectus entitled "More About the Fund's Principal and Non-Principal Investment Strategies, Investments and Risks—Principal Strategies: Investment Limits" and "Non-Principal Strategies: Investment Limits" is replaced with the following:

Principal Strategies: Investment Limits

⬛California Municipal Obligations: At least 80% of investable assets under normal circumstances

⬛Investment grade municipal debt obligations: At least 70% of investable assets under normal conditions

⬛High yield municipal debt obligations: Up to 30% of investable assets under normal conditions

Certain Non-Principal Strategies: Investment Limits

⬛Municipal Lease Obligations: Percentage varies

⬛When issued and delayed delivery securities: Percentage varies

⬛Zero coupon municipal bonds: Percentage varies

⬛Inverse floaters/secondary inverse floaters: Percentage varies

⬛Derivatives (including swaps): Up to 25% of net assets

⬛Illiquid Securities: Up to 15% of net assets

⬛Variable/floating rate bonds: Percentage varies

⬛Municipal Asset Backed Securities: Percentage varies

The third paragraph in the section of the SAI entitled "Fund Classification, Investment Objective & Policies" is deleted in its entirety and replaced with the following:

The Fund, under normal conditions, invests at least 70% of its investable assets in "investment grade" municipal debt obligations. Investment grade municipal debt obligations are bonds rated Baa3 or higher by Moody's Investors Service, Inc. (Moody's), or BBB- or higher by S&P Global Ratings (S&P), or comparably rated by another nationally recognized statistical rating organization (NRSRO), and unrated debt obligations that the subadviser believes are comparable in quality. The Fund, under normal conditions, may also invest up to 30% of its investable assets in high yield municipal debt obligations or junk bonds. High yield or junk bonds are rated below Baa3 by Moody's or below BBB- by S&P, or comparably rated by another NRSRO, and are considered speculative. A description of the ratings is set forth in Appendix II to this SAI. The ratings of Moody's, S&P and other NRSROs represent the respective opinions of such firms of the qualities of the securities each undertakes to rate and such ratings are general and are not absolute standards of quality. In determining the suitability of investment in a particular unrated security, the subadviser will take into consideration asset and debt service coverage, the purpose of the financing, the history of the issuer, the existence of other rated securities of the issuer, credit enhancement by virtue of a letter of credit or other financial guaranty deemed suitable by the investment subadviser and other general conditions as may be relevant, including comparability to other issuers.

Changes to Fund's Management Fee Schedule

The applicable section of the SAI entitled "Management & Advisory Arrangements—Manager" is updated to replace the management fee rate as follows:

Management Fee Rate (Effective April 1, 2020): 0.38% of average daily net assets up to $5 billion; 0.37% of average daily net assets over $5 billion.

Management Fee Rate (Prior to April 1, 2020):

0.50% to $1 billion of average daily net assets; 0.45% over $1 billion of average daily net assets.

Changes to Fund's Subadvisory Fee Schedule

The applicable section of the SAI entitled "Management & Advisory Arrangements—Subadvisory Arrangements" is updated to replace the management fee rate as follows:

Subadvisory Fee Rate (Effective April 1, 2020): 0.19% of average daily net assets up to $5 billion; 0.185% of average daily net assets over $5 billion.

Subadvisory Fee Rate (Prior to April 1, 2020): 0.25% of average daily net assets.

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